UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

INFOSMART GROUP, INC.
(Exact name of Registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-15643 (Commission File Number)	95-4597370 (IRS Employer Identification Number)

Flat E, 17th Floor, EGL Tower,
83 Hung To Road
Kwun Tong, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2868-3385

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02 Departure of Directors or Certain Officer: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 27, 2010, Lam Chi Man, Lee (Simon) Siu Po and Chang (Joseph) Chiu Ping resigned as members of the Board of Directors of the Company. Mr. Lam, Mr. Lee and Mr. Chang’s resignations were not a result of any disagreements relating to the Company’s operations, policies or practices. There were no disagreements between Mr. Lam, Mr. Lee and Mr. Chang and any other officers or directors of the Company.

Item 9.01 Exhibits.

Exhibit No.	Exhibit Description

10.1	Resignation Letter of Lam Chi Man, dated May 27, 2010
10.2	Resignation Letter of Lee Siu Po, dated May 27, 2010
10.3	Resignation Letter of Chang Chiu Ping, dated May 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSMART GROUP, INC.

Date: June 1, 2010	By:	/s/ Kwok Chung Lit
Kwok Chung Lit, Chief Executive Officer and President